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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Chief Legal Officer
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Annual Report
September 30, 2019

MADISON SMALL CAP FUND

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at www.computershare.com/investor (for shares held directly with our transfer agent, Computershare).

You may elect to receive all future reports in paper free of charge by calling Computershare at (877) 373-6374 if you hold shares direct. If your shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Madison Small Cap Fund | September 30, 2019

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.
Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.
For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.
For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.
Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Madison Small Cap Fund | September 30, 2019
Management’s Discussion of Fund Performance (unaudited)
NOTE: Due to the reorganization of the Broadview Opportunity Fund, a series of Broadview Funds Trust, into the Madison Small Cap Fund (the “Fund”), a series of Madison Funds, on August 30, 2019, you are receiving this annual report for the Fund for the 12-month period ended September 30, 2019. As a part of the Madison Funds family, the Fund’s fiscal year will transition to October 31, similar to that of the other Madison Funds. As a result, you will be receiving an additional annual report dated October 31, 2019. See Notes to these financial statements for further information.
Period in Review
The one-year period ended September 30, 2019 is best described as two chapters: the major market pullback in the early months of this period at the end of 2018 and the subsequent gains of 2019, concentrated in the first quarter. The Fund’s benchmark Russell 2000® Index peaked on August 31, 2018 but dropped more than 20% from this point to calendar year’s end, breaking the definitional threshold of an official small-cap bear market. December was particularly harsh, with the index dropping 12%. The selloff commenced with the Federal Reserve’s (the Fed’s) fourth rate increase of 2018, which created a flattened yield curve combined with fear of slowing U.S. economic growth due to trade war rhetoric, deteriorating economic outlooks abroad, and higher debt service costs to the consumer. Small-caps continue to underperform larger capitalized companies in the current environment, although the Russell 2000® Index did advance 14.18% in the first nine months of 2019. However, these double-digit returns were not enough to wipe out the period’s first quarter losses of -20.2% and the index finished the one-year period down -8.89%.
The positive returns of the 2019 segment of the period should be tempered with the remembrance of the volatility investors endured, a signal of uncertainty and shifting indicators. Economic data was mixed throughout the year, as jobless claims continued to show a tight labor market, which helped prop up consumer confidence. Business confidence, on the other hand, seemed to be more attune to tariffs and trade wars, with these concerns limiting capital investments. The Fed seemed to acknowledge these concerns as it shifted gears and began to lower rates at the same time leading indicators began weakening.
Although the U.S. economy continues to add jobs, aggregate growth slowed meaningfully towards the end of the period with particular weakness in the Industrial and Agricultural Sectors. Not surprisingly these two economic sectors are the most impacted by ongoing trade tensions with China. Germany, Europe’s largest economy and heavily dependent on exports, officially entered recession. In the UK, the seemingly endless Brexit drama reached its operatic crescendo with Boris Johnson suspending parliament to push for a no deal, hard Brexit, only to have it ruled unlawful by the courts. Domestically, the Congressional Democrats announced an impeachment inquiry. The oil markets were roiled by attacks on Saudi oil fields, however oil prices failed to move meaningfully higher after the attack. It was also the first time in just over a decade that the Fed lowered interest rates, first by 25 bps in July and then again by 25 bps in September. One of the most vital pieces of plumbing in the financial system, the overnight repo market, also required intervention by the Fed to the tune of $400 billion. The squeeze in overnight rates was due to a confluence of events but we wonder if we’re not seeing the first consequences of the surging deficit and the elevated debt issuance required to fund it.
Outlook
The key questions we are asking as we move into the final months of 2019 and beyond are:
1. Will the adverse effects of the trade war spill over from manufacturing and agriculture into the broader economy?
2. Will the German economic contraction bleed into the broader Eurozone and eventually into the U.S.?
3. How will Brexit play out?
We are not in the business of predicting recessions. We are, however, paid to assess and manage risk and the

Madison Small Cap Fund | Management’s Discussion of Fund Performance - continued | September 30, 2019
sheer number of risks are mounting. We also wonder if the extreme market correction in late 2018 may have been the markets early warning signal that all is not well.
We believe, as always, that the best way to manage through these risks is to invest in durable, time tested, franchise-style businesses that are not dependent on the economy and sell for reasonable valuations. Our five-pillar process has been through two full economic cycles over twenty years. Although the waters ahead look choppy, we are confident we can navigate through this as we have in the past.

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.
Madison Asset Management, LLC (“Madison”) focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment1

Average Annual Total Return through September 30, 2019[1]
	% Return Without Sales Charge				Since Inception 8/31/19	% Return After Sales Charge[3]				Since Inception 8/31/19
	1 Yr	3 Yrs	5 Yrs	10 Yrs		1 Yr	3 Yrs	5 Yrs	10 Yrs
Class A Shares[2]	–	–	–	–	2.75%	–	–	–	–	-3.13%
Class Y Shares	-8.81	5.47	5.13	10.03		NA	NA	NA	NA	NA
Russell 2000® Index	-8.89	8.23	8.19	11.19	2.08%	NA	NA	NA	NA	NA
Russell 2500™ Index[4]	-4.04	9.51	8.57	12.22	1.77%	NA	NA	NA	NA	NA
Russell 2000® Value Index[4]	-8.24	6.54	7.17	10.06	5.13%	NA	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Small Cap Fund | Management’s Discussion of Fund Performance - continued | September 30, 2019
Madison Small Cap Fund (Class Y) returned -8.81% for the one-year period ended September 30, 2019. This was almost identical to the Fund’s benchmark loss of -8.89% for the same period. The Fund trailed its Morningstar peer group, the U.S. Small Blend Index, which returned -7.84%. While this one-year result might suggest a close symmetry between the Fund and our benchmark, we actually had considerable disparity in terms of sector allocation and stock weightings. For instance, we had no exposure to Utilities and Real Estate, which make up more than 10% of the Index. We averaged less than half of the Index’s weight to consumer discretionary stocks, while we were somewhat overweight in the Technology and Industrial Sectors.
The Fund’s top performing sector was Consumer Staples, the only area of the portfolio to show strong positive returns for the period. Our Industrial Sector holdings were fractionally positive. Sector holdings with losses during the period included Energy, Materials, Communications and Financials. In terms of relative performance to our Russell benchmark, we benefited from an overweighting in Consumer Staples, even though this was not one of our heavier allocations. On the flip side, we had a lighter exposure to the hard-hit Energy Sector. We had our best relative performance in Health Care and Industrials as our holdings held up better than the Index constituents.
Despite the difficulty of the overall small-cap environment, we had strong positive performance from a number of holdings including Marvell Technology Group, Ciena Corporation, Imperva, Komit Digital and Entegris. We had a disappointing return from Whiting Petroleum due to poor management execution against a backdrop of terrible sentiment in the energy sector. Other stocks that disappointed were Ferro Corporation, CommVault Systems, Nordstrom, and Tivity Health. We also had some strong individual stock performance, with Nevro Corporation doubling in value, while our holdings in Komit Digital and Cardiovascular Systems were up more than 40%.
In the end, our sector weightings were somewhat positive as we were underweight the market’s worst performers for the period: Energy and Health Care. We also suffered from a lack of exposure to Real Estate and Utilities, two sectors that do not fit within our investment mandate. The difficult investing environment could be seen as approximately a fourth of our holdings lost 20% or more during the period.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/19
Communication Services	3.2%
Consumer Discretionary	6.2%
Consumer Staples	6.3%
Financials	13.3%
Health Care	20.6%
Industrials	18.3%
Information Technology	16.6%
Materials	5.7%
Short-Term Investments	12.7%
Net Other Assets and Liabilities	(2.90)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 9/30/19
MGIC Investment Corp.	4.0%
Encompass Health Corp.	3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	2.8%
Globus Medical Inc.	2.6%
Masco Corp.	2.6%
FireEye Inc.	2.5%
PRA Health Sciences Inc.	2.5%
PRA Group Inc.	2.4%
WillScot Corp.	2.3%
Chuy’s Holdings Inc.	2.1%

Madison Small Cap Fund | Management’s Discussion of Fund Performance - continued | September 30, 2019
Notes to Management’s Discussion of Fund Performance

NA	Not Applicable.

[1]
Fund returns are calculated after Fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.

[2]	Maximum sales charge is 5.75% for class A shares.

[3]	Assumes maximum applicable sales charge.

[4]	Effective August 31, 2019 the secondary benchmark for the Fund is changed from the Russell 2000® Value Index to the Russell 2500™ Index to better reflect the manner in which the Fund is being managed

BENCHMARK DESCRIPTIONS
Market Indexes
The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2500™ Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the U.S. equity universe.
© 2019 Morningstar, Inc. All rights reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Madison Small Cap Fund | September 30, 2019
Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 90.2%
Communication Services - 3.2%
National CineMedia Inc.	557,959	$ 4,575,264
TripAdvisor Inc. *	115,800	4,479,144
		9,054,408
Consumer Discretionary - 6.2%
Brunswick Corp.	92,854	4,839,551
Chuy’s Holdings Inc. *	237,203	5,873,146
Hibbett Sports Inc. *	166,321	3,808,751
Nordstrom Inc. (A)	80,760	2,719,189
		17,240,637
Financials - 13.3%
LegacyTexas Financial Group Inc.	20,981	913,303
MGIC Investment Corp.	890,221	11,198,980
PacWest Bancorp	59,451	2,160,449
PRA Group Inc. *	193,995	6,555,091
TCF Financial Corp.	128,487	4,891,500
Veritex Holdings Inc.	158,908	3,855,903
Western Alliance Bancorp	122,270	5,634,202
Zions Bancorp NA	39,100	1,740,732
		36,950,160
Health Care - 20.6%
AMN Healthcare Services Inc. *	62,937	3,622,654
Avanos Medical Inc. *	120,200	4,502,692
Cardiovascular Systems Inc. *	96,079	4,565,674
Catalent Inc. *	98,830	4,710,238
Covetrus Inc. * (A)	210,472	2,502,512
Encompass Health Corp.	148,212	9,378,855
Flexion Therapeutics Inc. * (A)	148,630	2,036,974
Globus Medical Inc., - Class A *	141,700	7,243,704
Natera Inc. *	148,322	4,864,962
Nevro Corp. *	21,500	1,848,355
PRA Health Sciences Inc. *	71,135	7,058,726
Tivity Health Inc. * (A)	163,000	2,710,690
Vocera Communications Inc. * (A)	95,880	2,363,442
		57,409,478
Industrials - 18.3%
Beacon Roofing Supply Inc. *	104,900	3,517,297
Carlisle Cos. Inc.	29,990	4,364,745
Construction Partners Inc., - Class A *	133,534	2,080,460
Crane Co.	65,540	5,284,490
Kennametal Inc.	100,967	3,103,725
Kornit Digital Ltd. *	165,815	5,103,786
Masco Corp.	176,073	7,338,723
Rexnord Corp. *	184,856	5,000,355
Twin Disc Inc. *	117,241	1,241,582
Welbilt Inc. *	334,164	5,634,005
Wesco Aircraft Holdings Inc. *	170,419	1,876,313
WillScot Corp. *	404,662	6,304,634
		50,850,115
Information Technology - 16.6%
Box Inc., - Class A *	236,200	3,911,472
Ciena Corp. *	92,300	3,620,929
CommVault Systems Inc. *	97,944	4,379,076

Entegris Inc.	101,400	4,771,884
FireEye Inc. *	522,600	6,971,484
FLIR Systems Inc.	108,630	5,712,852
Keysight Technologies Inc. *	32,360	3,147,010
LiveRamp Holdings Inc. *	99,951	4,293,895
Marvell Technology Group Ltd.	214,660	5,360,060
National Instruments Corp.	20,430	857,856
PTC Inc. *	44,539	3,036,669
		46,063,187
Leisure and Consumer Staples - 6.3%
Boston Beer Co. Inc./The, - Class A *	12,586	4,582,311
Edgewell Personal Care Co. *	177,240	5,758,528
Freshpet Inc. *	56,382	2,806,132
Hain Celestial Group Inc./The *	200,900	4,314,327
		17,461,298
Materials - 5.7%
Allegheny Technologies Inc. *	188,011	3,807,223
Ferro Corp. *	106,460	1,262,615
Olin Corp.	248,401	4,650,067
Scotts Miracle-Gro Co./The	26,432	2,691,306
Vulcan Materials Co.	23,621	3,572,440
		15,983,651
Total Common Stocks (Cost $207,065,742)		251,012,934
SHORT-TERM INVESTMENTS - 12.7%
State Street Institutional U.S. Government Money Market Fund, 1.88%, Premier Class (B)	27,589,125	27,589,125
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07% (B) (C)	7,792,203	7,792,203
Total Short-Term Investments (Cost $35,381,328)		35,381,328
TOTAL INVESTMENTS - 102.9% (Cost $242,447,070**)		286,394,262
NET OTHER ASSETS AND LIABILITIES - (2.9%)		(8,150,656)
TOTAL NET ASSETS - 100.0%		$278,243,606

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $242,936,082.
(A)
All or a portion of these securities, with an aggregate fair value of $8,787,232, are on loan as part of a securities lending program. See footnote (C) and Note 7 for details on the securities lending program.

(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

Madison Small Cap Fund | September 30, 2019
Statement of Assets and Liabilities as of September 30, 2019

Small Cap Fund*
Assets:
Investments in unaffiliated securities, at fair value†§	$286,394,262
Receivables:
Investments sold	56,431
Fund shares sold	5,157
Dividends and interest	84,095
Due from Adviser	9,348
Other assets	8,506
Total assets	286,557,799
Liabilities:
Payables:
Fund shares repurchased	229,127
Upon return of securities loaned	7,792,203
Advisory agreement fees	233,706
Administrative services agreement fees	58,427
Distribution fees	17
Shareholder service fees	713
Total liabilities	8,314,193
Net assets applicable to outstanding capital stock	$278,243,606
Net assets consist of:
Paid-in capital	$234,549,424
Accumulated distributable earnings (loss)	43,694,182
Net Assets	$278,243,606
Class A Shares:
Net Assets	$ 3,419,610
Shares of beneficial interest outstanding	316,087
Net Asset Value and redemption price per share	$ 10.82
Sales charge of offering price[1]	0.66
Maximum offering price per share	$ 11.48
Class Y Shares:
Net Assets	$274,823,996
Shares of beneficial interest outstanding	25,278,972
Net Asset Value and redemption price per share	$ 10.87
† Cost of Investments in unaffiliated securities	$242,447,070
§ Fair Value of securities on loan	$ 8,787,232

*See Notes 1 and 10 for a discussion of the Funds’ reorganization.
[1] Sales charge of offering price is 5.75%.

See accompanying Notes to Financial Statements.

Madison Small Cap Fund | September 30, 2019
Statement of Operations for the Period Ended September 30, 2019

Small Cap Fund*
Investment Income:
Interest	$ 852,185
Dividends
Unaffiliated issuers	2,164,603
Income from securities lending	26
Total investment income	3,016,814
Expenses:[1]
Advisory agreement fees	3,245,497
Administrative services agreement fees	254,245
Shareholder service fees - Class A	713
Other expenses	689,056
Total expenses before reimbursement/waiver	4,189,511
Less reimbursement/waiver[1]	(9,348)
Total expenses net of reimbursement/waiver	4,180,163
Net Investment Loss	(1,163,349)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	38,493,785
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(93,866,277)
Net Realized and Unrealized Loss on Investments	(55,372,492)
Net Decrease in Net Assets from Operations	$ (56,535,841)

* The Statement of Operations presented herein reflect the historical operating results of the Broadview Opportunity Fund prior to the reorganization. See Notes 1 and 10 for a discussion of the Funds’ reorganization.

[1] See Note 3 for information on expenses.
See accompanying Notes to Financial Statements.

Madison Small Cap Fund | September 30, 2019
Statements of Changes in Net Assets

	Period Ended September 30,
	2019*	2018*
Net Assets at beginning of period	$543,960,603	$611,730,277
Increase (decrease) in net assets from operations:
Net investment loss	(1,163,349)	(3,304,833)
Net realized gain	38,493,785	83,867,641
Net change in unrealized appreciation (depreciation)	(93,866,277)	2,338,916
Net increase (decrease) in net assets from operations	(56,535,841)	82,901,724
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	–	–
Class Y	(95,905,613)	(62,281,529)
Total distributions	(95,905,613)	(62,281,529)
Capital Stock transactions:
Class A Shares
Shares sold	9,213	–
Shares issued in lieu of reorganization	3,382,044	–
Shares redeemed	(66,082)	–
Net increase (decrease) from capital stock transactions	3,325,175	–
Class Y Shares
Shares sold	15,373,673	38,272,723
Shares issued in lieu of reorganization	24,220,585	–
Issued to shareholders in reinvestment of distributions	94,412,904	61,406,985
Shares redeemed	(250,607,880)	(188,069,577)
Net decrease from capital stock transactions	(116,600,718)	(88,389,869)
Total net decrease from capital stock transactions	(113,275,543)	(88,389,869)
Total decrease in net assets	(265,716,997)	(67,769,674)
Net Assets at end of period	$278,243,606	$543,960,603
Capital Share transactions:
Class A Shares
Shares sold	854	–
Shares issued in lieu of reorganization	321,301	–
Shares redeemed	(6,068)	–
Net increase (decrease) in shares outstanding	316,087	–
Class Y Shares
Shares sold	1,322,528	1,049,443
Shares issued in lieu of reorganization	2,290,103
Issued to shareholders in reinvestment of distributions	8,351,953	1,770,674
Shares redeemed	(21,653,948)	(5,147,149)
Net decrease in shares outstanding	(9,689,364)	(2,327,032)

*The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Broadview Opportunity Fund prior to the reorganization. See Notes 1 and 10 for a discussion of the Funds’ reorganization. Share activity for the one year period ended September 30, 2019 reflects share conversion discussed in Note 10.

See accompanying Notes to Financial Statements.

Madison Small Cap Fund | September 30, 2019
Financial Highlights for a Share of Beneficial Interest Outstanding

	CLASS A	CLASS Y*
	Inception to September 30, 2019[1]	Period Ended September 30, 2019	Year Ended September 30,
			2018[7]	2017[7]	2016[7]	2015[7]
Net Asset Value at beginning of period	$10.53	$15.56	$15.03	$14.09	$13.71	$15.58
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.04)[2]	(0.08)[2]	(0.09)[2]	(0.06)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	0.30	(1.39)	2.21	1.70	1.60	(0.13)
Total from investment operations	0.29	(1.43)	2.13	1.61	1.54	(0.21)
Less Distributions From:
Capital gains	–	(3.26)	(1.60)	(0.67)	(1.16)	(1.66)
Total distributions	–	(3.26)	(1.60)	(0.67)	(1.16)	(1.66)
Net increase (decrease) in net asset value	0.29	(4.69)	0.53	0.94	0.38	(1.87)
Net Asset Value at end of period	$10.82	$10.87	$15.56	$15.03	$14.09	$13.71
Total Return (%)[3]	2.75[5]	(8.81)	15.29	11.58	12.17	(2.40)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,420	$274,824	$543,961	$611,730	$653,838	$742,230
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50[6]	1.29	1.21	1.23	1.25	1.23
After reimbursement of expenses by Adviser (%)	1.46[6]	1.29	1.21	1.23	1.25	1.23
Ratio of net investment income to average net assets:
Before reimbursement of expenses by Adviser (%)	(1.28)[6]	(0.36)	(0.57)	(0.64)	(0.42)	(0.48)
After reimbursement of expenses by Adviser (%)	(1.24)[6]	(0.36)	(0.57)	(0.64)	(0.42)	(0.48)
Portfolio turnover (%)[4]	73	73	49	53	40	41

*
The Financial Highlights presented herein reflect the adjusted historical operating results of the Broadview Opportunity Fund prior to the reorganization. See Notes 1 and 10 for a discussion of the Funds’ reorganization.

[1]	For accounting purposes, the Madison Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019. See Note 10.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[5]	Not annualized.
[6]	Annualized.
[7]
The financial highlights prior to August 31, 2019 are those of the Broadview Opportunity Fund, the accounting survivor of the reorganization of the Madison Small Cap Fund and Broadview Opportunity Fund. The net asset values and other per share information of the Broadview Opportunity Fund have been restated by the conversion ratio of 2.469195 for Class Y shares and reflect those of the legal survivor of the reorganization, the Broadview Opportunity Fund, which was renamed the Madison Small Cap Fund after the reorganization.

See accompanying Notes to Financial Statements.

Madison Small Cap Fund | September 30, 2019
Notes to the Financial Statements
1. ORGANIZATION
Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers eighteen funds, one of which is Madison Small Cap Fund (the “Fund”) presented in this filing.
The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”).
The Fund offers two classes of shares: Class A and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class-specific matters.
Following the close of business on August 30, 2019, the Fund acquired all of the assets, subject to liabilities, of Broadview Opportunity Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund’s sole share class received Class Y Shares of the Fund, respectively. See Note 10 for further explanation of the Reorganization.
In addition, as a result of the Reorganization, the Fund’s Class Y Shares adopted the Predecessor Fund’s sole share class performance and accounting history. The Predecessor Fund commenced operations on December 16, 1996. The Fund’s Class A Shares commenced operations on August 31, 2019.
2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate NAV may differ from market quotations or NOCP.
The Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
Recently Issued Accounting Pronouncements: In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended September 30, 2019, the Fund elected to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.
Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statement of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the Fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium.
Amortization and accretion are recorded on the effective yield method.
Expenses: Expenses that relate to the Fund are charged directly to the Fund. Other operating expenses borne by the Trust are prorated to the Fund on the basis of relative net assets. Class-specific expenses are borne by that class.
Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.
Cash Concentration: At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitor this credit risk and has not experienced any losses related to this risk.
Illiquid Securities: The Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, which is governed by the Rule 2(a)-7 liquidity guidelines. An illiquid security is generally defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
security. At September 30, 2019, there were no illiquid securities held in the Fund as identified by the Board of Trustees.
Indemnifications: Under the Fund’s organizational documents, the Fund’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.
Fair Value Measurements: The Fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended September 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of September 30, 2019, the Fund did not hold any securities deemed as a Level 3, and there were no transfers between classification levels.
The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund’s investments carried at fair value (please see the Portfolio of Investments for listing of all securities within each category):

Description	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/19
Assets:[1]
Common Stocks	$251,012,934	$ –	$ –	$251,012,934
Short-Term Investments	35,381,328	–	–	35,381,328
	$286,394,262	$ –	$ –	$286,394,262
[1] Please see the Portfolio of Investments for a listing of all securities within each category.

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
3. ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS
Advisory Agreement. For its investment advisory services to the Fund, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of 1.00% of the average daily value of the net assets of the Fund.
The Fund’s advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
Administrative Services Agreement. The Investment Adviser provides or arranges for the Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of 0.25% for both Class A and Class Y of the average daily value of the net assets of the Fund.
The direct expenses of the Fund’s Independent Trustees and independent auditors are paid out of this fee on behalf of the Fund.
The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Fund. In that regard, the Investment Adviser contractually agreed to waive a portion (0.04%) of its service agreement fees until at least August 31, 2021. The waived amount totaled $9,348 and is reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup any of the waived fees.
Shareholder Service Plan (Rule 12b-1). The Trust has adopted, on behalf of the Fund, a service plan pursuant to
Rule 12b-1 under the 1940 Act for Class A shares. This plan permits the Fund’s Class A shares to pay for servicing of their shareholders out of Fund assets; therefore, the cost of this plan is indirectly borne by all shareholders who own shares of the Fund. These plans are described below:
Under the terms of this plan, the Fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable Class A shares. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.
Other Expenses: In addition to the fees described above, the Fund is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.
Officers and Trustees: Certain officers and trustees of the Fund are also officers of the Investment Adviser. The Fund does not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
The Fund declares and reinvests dividends, if any, annually. The Fund distributes net realized gains from investment transactions, if any, to shareholders annually.
Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Fund differs from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.
5. SECURITIES TRANSACTIONS
For the period ended September 30, 2019, aggregate cost of purchases and proceeds from sales of investments, excluding short-term investments, were $211,088,746 and $375,504,533, respectively.
6. FOREIGN SECURITIES
The Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.
The Fund may have reclaims receivable balances, in which the Fund is due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.
7. SECURITIES LENDING
The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operation. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.
As of September 30, 2019, the aggregate fair value of securities on loan for the Fund was $8,787,232. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for the Fund and its portfolio of investments for individual securities identified on loan.

	Market Value	Cash Collateral	Non-Cash Collateral
Madison Small Cap Fund	$8,787,232	$7,792,203	$1,165,230

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
8. FEDERAL AND FOREIGN INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.
The Fund has not recorded any liabilities for material unrecognized tax benefits as of September 30, 2019. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Effective as of the market close of August 30, 2019, the Broadview Opportunity Fund reorganized into the Madison Small Cap Fund in a tax-free exchange. See Note 10.
The tax character of distributions paid during the fiscal periods ended September 30, 2019 and 2018 is as follows:

Ordinary Income		Long-Term Capital Gain
2019	2018	2019	2018
$4,890,486	$1,936,655	$91,015,126	$60,344,874
As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Ordinary Income	Long-Term Capital Gain
–	$236,002
Undistributed capital gains as of September 30, 2019 were $236,002 on the basis of the accounting survivor. The Fund’s undistributed ordinary income and capital gains for tax purposes follows the legal survivor whose fiscal tax year ended October, 31, 2019.
At September 30, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for the Fund was as follows:

Appreciation	Depreciation	Net
$53,499,894	$(10,041,714)	$43,458,180
The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.
Reclassification Adjustments: Paid-in capital and accumulated distributable earnings (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences.
Differences primarily relate to the tax treatment of net operating losses, tax-equalization and fund merger adjustments.
To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal period among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at September 30, 2019, reclassifications were recorded as follows:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$8,961,451	$85,111	$(9,046,562)
9. CERTAIN RISKS
Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.
The Fund is also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent

Madison Small Cap Fund | Notes to the Financial Statements - continued | September 30, 2019
cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, it’s shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The Fund does monitor this risk closely.
In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
10. FUND REORGANIZATION
As of the close of business on August 30, 2019 the net assets of the Predecessor Fund were reorganized into the Fund, based upon approval granted at a meeting held August 22, 2019 by the shareholders of the Predecessor Fund. Though the legal survivor of the business combination was the Fund, the Predecessor Fund was determined to be the accounting survivor, and therefore, the historical performance of the Predecessor Fund was retained. Under the plan of reorganization, a single share of the Predecessor Fund was exchanged for 2.469195 shares of the Fund’s Class Y shares. Net asset values and other per share information within the financial highlights for historical periods were adjusted by this conversion ratio for comparability purposes due to the accounting survivor being the Predecessor Fund. Additionally, due to the accounting survivor being the Predecessor Fund, previously held Class A shares the Fund are treated to have commenced operation on August 31, 2019 as shown in the financial highlights. The Reorganization was accomplished by a tax free exchange as detailed below:

	Before Merger		After Merger
	Broadview Opportunity Fund	Madison Small Cap Fund	Madison Small Cap Fund
Net Assets	$254,130,721	$24,220,585	$278,351,306
Shares Outstanding	9,731,341	2,290,103	26,318,681
NAV per share	$26.11	$10.58	$10.58
*Above table illustrates the sole share class of the Predecessor Fund before the Reorganization and the Fund’s Class Y shares immediately before and after Reorganization. Immediately before and after the Reorganization, the Fund had 321,301 Class A shares outstanding with a combined net asset value of $3,382,044 and a NAV per share of $10.53. As discussed above, as a result of the Reorganization, these shares are deemed to have commenced operation on August 31, 2019.
Had the Reorganization been completed on October 1, 2018 the beginning of the annual reporting period for the Predecessor Fund, the pro forma results of operations for the period ended September 30, 2019 would have been as follows:

Net investment income / (loss)	$ (954,535)
Net realized gain (loss) on investments	48,883,442
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)	(110,314,195)
Net increase / (decrease) in Net Assets resulting from Operations	$ (62,385,288)

Madison Small Cap Fund | Notes to the Financial Statements - concluded | September 30, 2019
Since the combined investment portfolios has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the income, expenses and changes in net assets of the Fund since August 31, 2019.
11. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issue. On October 3, 2019 at a special meeting of shareholders of the Trust, six trustee nominees were up for election. All six nominees received the requisite votes and were approved. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Small Cap Fund | September 30, 2019
Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of Madison Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Madison Small Cap Fund (the “Fund”) including the portfolios of investments as of September 30, 2019, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations, the change in its net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended September 30, 2018 was audited by another auditor whose report dated November 20, 2018, expressed an unqualified opinion on this statement. The financial highlights for the four years ended September 30, 2018, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization discussed in footnote 10 to the financial statements, were audited by other auditors whose reports, dated November 20, 2018 and November 27, 2015, expressed unqualified opinions on those statements. We have audited the adjustments to the financial highlights for each of the years in the period ended September 30, 2018, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 10 to the financial statements. Our procedures included recalculating the conversion factor discussed in footnote 10 to the financial statements. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or reperform any procedures to the financial statements and financial highlights for periods prior to October 1, 2018 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of the Fund for periods prior to October 1, 2018.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP

Chicago, IL
November 26, 2019

We have served as the auditor of one or more of Madison Funds’ investment companies since 2009.

Madison Small Cap Fund | September 30, 2019
Other Information (unaudited)
DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS
At an in-person meeting of the Board held on July 30-31, 2019, the Board of Trustees (the “Board” or “Trustees”) of Madison Funds (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreements between the Adviser and Lazard Asset Management LLC ( “Lazard”) and Wellington Management Company LLP (“Wellington,” and together with Lazard, the “Subadvisers”) with respect to certain funds.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (together, the “Agreements”) the Adviser and Subadvisers furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The Board noted that, following the consummation of the pending merger of the Broadview Opportunity Fund with and into the Madison Small Cap Fund (the “Broadview Transaction”), Wellington would be terminated as subadviser to the Madison Small Cap Fund and the combined Fund would be managed internally by the portfolio management team that currently manages the Broadview Opportunity Fund. Accordingly, the Board was being asked to consider approving the continuation of the Sub-Advisory Agreement between the Adviser and Wellington through the consummation of the Broadview Transaction, after which the Madison Small Cap Fund would be managed under the Investment Advisory Agreement with the Adviser. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Subadvisers’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and the Subadvisers, and representatives of the Adviser and Lazard, respectively, discussed with the Independent Trustees each of those additional inquiries at the July 2019 meeting. The Board noted that representatives from Wellington did not join the meeting (telephonically or otherwise) in light of the pending Broadview Transaction, but representatives from the Adviser responded to questions regarding the materials provided by Wellington.
In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Subadvisers to the funds, as applicable, including the personnel providing such services; (2) the Adviser’s and Subadvisers’ compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
With regard to the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and, as applicable, Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients

Madison Small Cap Fund | Other Information - continued | September 30, 2019
or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and Sub-Advisers discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any Sub-Advisers to fund portfolios.
Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) to the fund were satisfactory.
With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed a different process this year than the prior year, after Board input and review. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.
Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed a different methodology this year versus last in terms of peer group selection, which, again, was the result of Board input and review.
The Board noted that the Adviser or its affiliates, and, as applicable, Sub-Advisers, provided investment

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management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Sub-Advisers) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable) may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the funds pursuant to its administrative services agreement with the Trust (or series, as the case may be) (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
The Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.
In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16.5 billion at the time of the meeting. As a result, although the fees paid

Madison Small Cap Fund | Other Information - continued | September 30, 2019
by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. In considering the profitability of the Sub-Advisers, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreements are paid by the Adviser out of the fees that it receives under the Advisory Agreement and were negotiated by the Adviser at arm’s length. As a consequence, the profitability to each Sub-Adviser of its relationship with the applicable fund was not a substantial factor in the Board’s deliberations.
With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its existing Advisory Agreement or pursuant to an applicable Services Agreement, as the case may be) with regard to: the Madison Government Money Market Fund and Madison Dividend Income Fund. Further, the Trustees noted that the Adviser agreed to reduce its services fee for the Madison Small Cap Fund for at least two years following the date of consummation of the Broadview Transaction. Because the Adviser pays the Sub-Advisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale with respect to a Sub-Advisers’ management of the applicable funds to be a material factor in its consideration.
The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.
Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and Sub-Advisers. She noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Advisers and representatives of the Adviser and Lazard, respectively, and discussed each matter raised.
In considering the renewal of the funds’ Advisory and Sub-Advisory Agreements, as applicable, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Advisory (and, as applicable, Sub-Advisory) Agreement, among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory or Sub-Advisory Agreements, as applicable; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory (and, as applicable, sub-advisory) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Advisers’, as applicable) investment strategies are appropriate for pursuing the

Madison Small Cap Fund | Other Information - continued | September 30, 2019
investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to those funds that are sub-advised, continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreements for those funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.
FUND EXPENSES PAID BY SHAREHOLDERS
As shareholders of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended September 30, 2019. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).
Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the Fund. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

SMALL CAP FUND	CLASS A1	CLASS Y
Beginning Account Value	$1,000	$1,000
Ending Account Value	$1,027.50	$996.60
Annual Expense Ratio	1.46%	1.13%
Expenses Paid During Period	$1.22	$5.66
1 Commenced investment operations on August 31, 2019. Expenses represent the 30 day period ending September 30, 2019.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example of the Fund you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

SMALL CAP FUND	CLASS A	CLASS Y
Beginning Account Value	$1,000	$1,000
Ending Account Value	$1,017.75	$1,019.40
Annual Expense Ratio	1.46%	1.13%
Expenses Paid During Period	$7.38	$5.72
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Madison Small Cap Fund | Other Information - concluded | September 30, 2019
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Fund files the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Form NPORT-P is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-P may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PROXY VOTING POLICIES, PROCEDURES AND RECORDS
A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the Fund for the most recent twelve-month period ended June 30 are available to shareholders at no cost 1-800-SEC-0330 on the SEC’s website at www.sec.gov.
FORWARD-LOOKING STATEMENT DISCLOSURE
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Madison Small Cap Fund | September 30, 2019
Trustees and Officers
The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089.
Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Kevin S. Thompson[2] 1966	President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present
Madison Asset Management, LLC (“Madison”), Chief Legal Officer and Chief Administrative Officer, 2017 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present
Ultra Series Fund (14) (mutual funds) and Madison Covered Call & Equity Strategy Fund (closed-end fund), Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018
CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc., 2016 - 2017
			18	N/A
Paul A. Lefurgey 1964	Vice President, 2009 - Present
MIH, Madison and MIA, CEO, 2017 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017
Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018
			N/A	N/A
Greg D. Hoppe 1969	Chief Financial Officer 2019 - Present; Treasurer, 2009 - 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Ultra Series Fund (14), Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019; Madison Covered
Call & Equity Strategy Fund, Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
			N/A	N/A

Madison Small Cap Fund | Trustees and Officers - continued | September 30, 2019

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007 and 2009 - Present; Anti- Money Laundering Officer, 2019 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Ultra Series Fund and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
			N/A	N/A
Steve J. Fredricks 1970	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
			N/A	N/A
Trey D. Edgerle 1990	Assistant Secretary, 2017 - Present
MIH, MIA and Madison, Mutual Fund and Compliance Associate, 2016 - Present
Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
			N/A	N/A
1As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
2“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds. On October 3, 2019, the shareholders of the series of Madison Funds elected Mr. Thompson as a Trustee of Madison Funds.

Madison Small Cap Fund | Trustees and Officers - concluded | September 30, 2019
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee
James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1996 - 2017	33	Park Bank, 1978 - Present First Weber, Inc., 2017 - Present Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present
Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting) Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33	Lange Bros. Woodworking Co., Inc., 2017 - Present Ultra Series Fund (14), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33	Ultra Series Fund (14), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present
Carrie J. Thome 1968	Trustee, 2017- Present	Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - 2019	32	Ultra Series Fund (14), 2017 - Present
Scott C. Jones[3] 1962	None	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013	18
Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present; Trustee, Manager Directed Portfolios (open-end fund family (9), 2016 - Present (Lead Independent Trustee since 2017);
Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 -
2016

1A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff, who is scheduled to retire at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
2As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.
3 On October 3, 2019, the shareholders of each series of the Madison Funds approved the election Mr. Jones to serve as an Independent Trustee.

MF-SCANNUAL 0919

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2019, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2019 and 2018, respectively were $250,000 ($483,000 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $206,000 ($450,000 including the Affiliated Funds). The fees solely with respect to the series presented in this N-CSR were $30,000 for the period ended September 30, 2019 and were $0 for the period ended September 30, 2018 for the principal accountant for the Broadview Opportunity Fund Trust whose only series was reorganized as a series of the registrant on August 31, 2019.  The Broadview Opportunity Fund Trust audit fees paid for 2018 are included under a different registrant filing.

(b) Audit-Related Fees. $12,000 was paid to Deloitte & Touche in connection with review of financial information and references to the firm in connection with the merger of the Broadview Opportunity Fund and Madison Small Cap series of Madison Funds.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $87,780 and $89,398, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:
-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. - Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer

Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin S. Thompson
Kevin S. Thompson, Principal Executive Officer

Date: December 5, 2019

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: December 5, 2019